John Hancock
Bond Fund

SUMMARY PROSPECTUS 10–1–10 (as revised 7–1–11)

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the statement of additional information and most recent reports, online at www.jhfunds.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 1-888-972-8696 or by sending an e-mail request to info@jhfunds.com. The fund’s prospectus and statement of additional information, both dated 10-1-10, and most recent financial highlights information included in the shareholder report, dated 5-31-10, are incorporated by reference into this Summary Prospectus.

 Class I: JHBIX

Investment objective

To seek a high level of current income consistent with prudent investment risk.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	Class I

Maximum front-end sales charge (load) on purchases as a % of purchase price	None

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)	Class I

Management fee[1]	0.49

Other expenses	0.13

Total annual fund operating expenses	0.62

Contractual expense reimbursement[2]	−0.05

Total annual fund operating expenses after expense reimbursements	0.57

1	Reflects the new management fee rate, which is effective July 1, 2011.
2	The adviser has contractually agreed to waive a portion of its management fee and/or reimburse or pay operating expenses of the fund in order to reduce the total annual fund operating expenses for Class I shares by 0.05% of the fund’s average daily net assets. These fee waivers and/or reimbursements expire on September 30, 2012, unless renewed by mutual agreement of the fund and the adviser based upon a determination that this is appropriate under the circumstances at the time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class I

1 Year	58

3 Years	193

5 Years	341

10 Years	769

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 88% of the average value of its portfolio.

An Income Fund

 John Hancock Bond Fund

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures, as well as U.S. government and agency securities. Most of these securities are investment grade, although the fund may invest up to 25% of assets in high-yield bonds rated as low as CC/Ca and their unrated equivalents. There is no limit on the fund’s average maturity.

In managing the fund’s portfolio, the subadviser concentrates on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the subadviser tries to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the subadviser uses bottom-up research to find securities that appear comparatively undervalued. The subadviser looks at bonds of all quality levels and maturities from many different issuers, potentially including foreign governments and corporations denominated in U.S. dollars or foreign currencies. The fund will not invest more than 10% of its total assets in securities denominated in foreign currencies.

The fund intends to keep its exposure to interest rate movements generally in line with those of its peers. The fund may invest in mortgage-related securities and derivatives, which include futures contracts on securities and indices; options on futures contracts, securities and indices; and interest rate, foreign currency and credit default swaps; in each case, for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns. The fund’s investments in U.S. government and agency securities may or may not be supported by the full faith and credit of the United States.

Under normal circumstances, the fund may not invest more than 10% of assets in cash or cash equivalents.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Changing distribution levels risk The amount of the distributions paid by the fund generally depends on the amount of income and/or dividends received by the fund on the securities it holds.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities, may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts, options and swaps. The use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly know as junk bonds) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks.

Past performance

Calendar year total returns The following performance information in the bar chart and table below illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund, by showing changes in the fund’s performance from year to year; however, as always, past performance (before and after taxes) does not indicate future results. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/InstitutionalPerformance, or by calling Signature Services at 1-888-972-8696 between 8:00 A.M. and 7:00 P.M., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

November 9, 1973 is the inception date for the oldest class of shares, Class A shares. Class I shares were first offered on September 4, 2001; the returns prior to this date are those of Class A shares that have been recalculated to apply the fees and expenses of Class I shares.

Calendar year total returns — Class I (%)

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
10.85	7.61	7.83	8.08	5.03	2.78	4.91	5.34	−11.61	29.15

Total return The fund’s total return for the year-to-date as of June 30, 2010 was 7.21%.

Best quarter: Q3 ’09, 11.07%

Worst quarter: Q4 ’08, −7.26%

Average annual total returns (%)	1 Year	5 Year	10 Year

as of 12-31-09

Class I before tax	29.15	5.33	6.59

After tax on distributions	25.72	3.09	4.29

After tax on distributions, with sale	18.71	3.20	4.24

Barclays Capital Government/Credit Bond Index	4.52	4.71	6.34

Investment management

Investment adviser John Hancock Advisers, LLC
Subadviser John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Barry H. Evans, CFA
President and chief fixed-income officer

Joined fund team in 2002

Jeffrey N. Given, CFA
Vice president

Joined fund team in 2006

Howard C. Greene, CFA
Senior vice president

Joined fund team in 2002

Purchase and sale of fund shares

The minimum initial investment requirement for Class I shares of the fund is $250,000. There are no subsequent investment requirements. You may redeem shares of the fund on any business day by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our Web site: www.jhfunds.com or by telephone: 1-888-972-8696.

 John Hancock Bond Fund

Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment adviser, financial planner or retirement plan administrator), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

© 2010 John Hancock Funds, LLC    21ISP 10–1–10 (as revised 7–1–11)    SEC file number: 811-02402